SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 8, 1998
                                                        ---------------



                                 AGTsports, Inc.
             (Exact name of registrant as specified in its charter)



         Colorado                  0-21914                     84-1022287
         --------                  -------                     ----------
(State of incorporation)   (Commission File Number)     (IRS Employer ID number)



                  621 17th Street, Suite 1730, Denver, CO 80293
               --------------------------------------------------
               (Address of principal executive office) (Zip code)


                                 (303) 297-8686
                                 --------------
              (Registrant's telephone number, including area code)

                                    Form 8-K
                                    --------

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Item 1.   Changes in Control of Registrant.
          --------------------------------

          See Item 5 Below

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

          Not Applicable

Item 3.   Bankruptcy or Receivership.
          ---------------------------

          Not Applicable

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

          (a) The Company's auditors, Hacker, Johnson, Cohen & Grieb PA has declined to stand for reappointment as auditors for the Company.

          (b) In connection with their audit of the Registrant's financial statements for the two most recent fiscal years and during subsequent interim, the Registrant has not had any disagreements with Hacker, Johnson, Cohen & Grieb PA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

          (c) In connection with their audit of the Registrant's financial statements for the year ended September 30, 1997, Hacker, Johnson, Cohen& Grieb PA's reports did not contain an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles, except for the going concern uncertainty in the fourth paragraph of their opinion.

          (d) The Registrant has requested Hacker, Johnson, Cohen & Grieb PA to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the statements made by the Registrant in response to this Item 4 and, if not, stating the respects in which they do not agree. The Registrant delivered a copy of this Form 8-K to Hacker, Johnson, Cohen & Grieb PA on October 7, 1998. The Registrant will file by amendment, as an exhibit to this Form 8-K, a copy of such letter when it is received

          (e) The decision to change accountants was approved by the board of directors, who, on October 12, 1998, authorized the retention of Brimmer, Burek, Keelan & McNally LLP, Certified Public Accountants of Tampa, Florida, as the Company's new principal independent auditors.

Item 5.   Other Events.
          -------------

          On October 8, 1998, the Board of Directors of the Company formalized the termination of negotiations with Sinties Corporation, of Tulsa, Oklahoma, concerning a possible business combination between the two companies. The Board's determination was made following receipt by the Company of notice from Sinties to terminate negotiations and to pursue other business opportunities. (See the Company's Form 8-K dated November 19, 1997).

          On October 12, 1998, the Board of Directors of the Company accepted the resignation of B. Mack Devine, Chairman and CEO. Mr. DeVine will remain as a director of the Company and continue to provide assistance to management as a non-paid consultant.

          On October 12, 1998, the Board of Directors of the Company nominated Cory J. Coppage, of Denver, Colorado, to serve as acting President of the Company until the next meeting of the shareholders, the date of which has yet to be scheduled. Mr. Coppage is the Secretary and Treasurer and a director of the Company.

          As of the date of filing of this report, the Company continues to experience severe working capital shortages arising from difficulties related to its former technology business. Such working capital difficulties have resulted in a determination by management that a new business plan and new sources of capital must be secured in order for AGTsports, Inc. to continue operations. The Company can provide no assurances that such business efforts will be successful. Given the poor financial condition of AGTsports, Inc. the auditors of the Company have raised significant doubts as to the ability of the Company to continue as a going concern.

Item 6.   Financial Statements and Exhibits
          ---------------------------------

          Exhibits: 16.1 Letter on change in certifying accountant from Hacker, Johnson, Cohen & Grieb PA to be filed by amendment.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 14th day of October, 1998.


                                          By: /s/ Cory J. Coppage
                                             -----------------------------------
                                             Cory J. Coppage
                                             Acting President

Dated: October 14, 1998